--------------------------------------------------------------------------------
                                                                     CLOSED-END
--------------------------------------------------------------------------------


Alliance All-Market
Advantage Fund

Semi-Annual Report
March 31, 2000

                                            Alliance Capital [LOGO]
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                             o Are Not FDIC Insured
                             o May Lose Value
                             o Are Not Bank Guaranteed
                           ---------------------------

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
May 16, 2000

Dear Shareholder:

This report discusses investment results and market activity for Alliance All-Market Advantage Fund (the "Fund"), a closed-end fund which trades under the New York Stock Exchange symbol "AMO," for the six- and twelve-month periods ended March 31, 2000.

Investment Objective and Policies

The Fund's investment objective is to seek long-term growth of capital through all market conditions. Consistent with the investment style of the Adviser's Large-Cap Growth Group, the Fund will invest in a core portfolio of equity securities (common stocks, securities convertible into common stocks and rights and warrants to subscribe for or purchase common stocks) of large, intensely-researched, high-quality companies that, in the judgement of the Adviser, are likely to achieve superior earnings growth.

The Fund's investment objective is to seek long-term growth of capital through all market conditions. The Fund invests a majority of its assets in a core portfolio of stocks of large, intensely researched, high-quality companies that we believe are likely to achieve superior earnings growth. The core portfolio typically consists of the 25 companies that are the most highly regarded at any point in time. The balance of the Fund's portfolio may be invested in equity securities of other U.S. and non-U.S. companies that we believe have exceptional growth potential.

Investment Results

The following table provides performance data for the Fund and its benchmark as represented by the Standard & Poor's ("S&P") 500 Stock Index and the Russell 1000 Growth Stock Index.

--------------------------------------------------------------------------------
INVESTMENT RESULTS
Periods Ended March 31, 2000

                                                      ---------------------
                                                          Total Returns
                                                      ---------------------
                                                      6 Months    12 Months
--------------------------------------------------------------------------------

Alliance All-Market
Advantage
Fund                                                  32.87%      25.70%
--------------------------------------------------------------------------------
S&P 500 Stock
Index                                                 17.50%      17.93%
--------------------------------------------------------------------------------
Russell 1000
Growth Stock
Index                                                 34.06%      34.12%
--------------------------------------------------------------------------------

The Fund's investment results are total returns for the periods shown and are based on the net asset value as of March 31, 2000. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

The S&P 500 Stock Index is an unmanaged index of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. The Russell 1000 Growth Stock Index consists of 1000 of the largest stocks representing approximately 87% of the U.S. equity market. The indices reflect no fees or expenses. An investor cannot invest directly in the indices and their results are not indicative of any specific investment, including Alliance All-Market Advantage Fund.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                          ALLIANCE ALL-MARKET ADVANTAGE FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

The main reason for the Fund's over- and underperformance versus the two benchmarks was the Fund's weighting in technology relative to the benchmarks. The S&P 500 Stock Index's technology weighting at fiscal year-end was in the low 30%'s while the Russell 1000 Growth Stock Index weighting was approximately 50%. AMO ended the year with a technology weighting in the high 30%'s.

During the twelve-month period ended March 31, 2000, the Fund paid four distributions totaling $7.41 per share. The Fund's net asset value ("NAV") ended the period at $50.02 per share.

The Year In Review

During the past six months ended March 31, 2000, market leadership continued to favor "growth" style investing, which was led by the technology sector, as evidenced by the 80%+ six-month return in the NASDAQ 100. We believe that growth investing will remain the preferred approach for the foreseeable future; however, we also believe there will be several technology stocks that, due to stretched valuations, will correct during the next several quarters of 2000. In general, while many "value" stocks appear cheap on several valuation metrics, their ability to generate strong earnings growth in a "zero-pricing-power" environment remains questionable. Ultimately, stock prices must follow their earnings fundamentals, which is why we believe "growth", broadly defined but concentrated in the consumer, health care, technology and financial sectors, will retain its favored status in the year ahead.

The solid performance of the Fund during the past six months was attributable to good stock selection. In the growth sectors, the Fund benefited from continued strong stock selections in its top ten holdings such as Nokia Corp., Cisco Systems Inc., Tyco International Ltd., Morgan Stanley Dean Witter & Co., and MBNA Corp. which all performed well. Using proceeds from partial sales of Nokia Corp., Dell Computer Corp. and Cisco Systems Inc., on recent price strength, we began to establish small (less than 1%) holdings in a handful of mid-cap, hyper-growth names such as PMC-Sierra Inc., eBAY Inc., Foundary Networks Inc. and Veritas Software Corp. These positions, which have some admittedly stretched valuations, but in all cases have earnings, are in most cases growing at or near 100% annually. As a package, these holdings accounted for a small percent of the Fund's gross long positions.

Consistent with trimming some of our large-cap technology positions, we used some of the proceeds to continue to add to our favorite low P/E financial and health care stocks. Poor relative stock price performance in the banking, credit card lending and insurance industries has created attractive "buy" candidates. These transactions actually hurt portfolio performance during the quarter as technology stocks continued their strength while financial/health care stocks on average languished.


--------------------------------------------------------------------------------
2 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

However, we believe these "Buy Low/Sell High" portfolio actions will benefit both the risk and reward scenarios over the next several quarters.

As of March 31, 2000, the short positions in the Fund mainly consisted of written calls against market indices. Due to the increased volatility in the market, we are attempting to both capture the expensive premiums implied in the written calls and also provide some downside protection.

Market Environment And Outlook

As we have discussed before, our investment philosophy is predicated on the correct marriage of prospective fundamentals and valuation. Our outlook for the U.S. economy and financial markets remains favorable. However, we acknowledge that the Goldilocks economy has gradually changed in recent years toward an information technology economy. The real domestic economy grew much faster than our forecasted 2.5%-3.5% to an impressive 7% rate in the December quarter of 1999, and we estimate 5%+ for the March quarter. This above trend economic growth has created robust corporate profits that have exceeded 10%. Even with a much stronger economy, inflation, the key economic fundamental, remains under control. Labor's productivity improvements (approximately 2%-4% annually) offset healthy nominal wage gains of 3.5%-4.0%, which underpins our confidence in the continuation of moderate inflation. Also, U.S. consumers and corporate purchasing departments remain steadfast against price increases. Our ongoing focus will be on productivity and unit labor cost trends, since real labor costs represent two-thirds of the consumer price index ("CPI").

We do acknowledge, however, that the risk of a synchronized global recovery has increased, which could lead to an overheated situation. This is mitigated by our view that U.S. consumer demand will have to slow sometime in the next several quarters. A rise in rates, especially mortgages, and a modest slump in the stock market will likely dampen future consumer spending. In congressional testimony, Federal Bank Chairman Greenspan defined recent tightening as a reversal of the easing undertaken in the fall of 1998, but we believe the recent hike was the start of a deliberate program designed to slow annual increases in consumer spending to 4% (in line with annual wage growth) and therefore throttle the economy. From the current 6.50% there is a high likelihood of Fed rate hikes over the course of the year. To be more succinct, Greenspan, now in his legacy term, will continue to do what it takes by raising fed rates until potentially dangerous consumer overspending is quelled.

Portfolio Strategy

Consistent with our prior guidance, which expressed absolute valuation concerns, our full year 2000 expectations are for U.S. equity market returns to be in the historical trend rate range of 7% to10%, in line with corporate profits growth with elevated volatility. Given that the S&P 500 Stock Index


--------------------------------------------------------------------------------
                                          ALLIANCE ALL-MARKET ADVANTAGE FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

was up an impressive 21% for 1999, we have structured the Fund's portfolio more defensively. Accordingly, we have moved our net long position back down to 95% within an 80% to 120% range and anticipate staying within this range for the next two quarters. We would, however, adopt even stronger protection if the bond market were to weaken significantly from current 6.0% levels. Conversely, if bonds were to strengthen and we felt Greenspan was nearing the end of his tightening actions, we would become more bullish by increasing the net long position to above 100%.

Recognizing that current stock prices reflect future corporate performance, we remain fundamentally focused on identifying the strongest prospective corporate earnings for the best available prices. We will continue to cap ture rich risk premiums by selling at-the-money and slightly in-the-money calls on the S&P 500 Stock Index and NASDAQ, while purchasing cheap S&P 500 Stock Index puts for downside protection if we see the need. It is important, however, to remember that Alliance All-Market Advantage Fund is a long-biased Fund; therefore, it will not provide absolute protection if the market should experience a sustained decline.

At the end of the quarter, the Fund's gross long portfolio had a weighted average P/E multiple of 32x for 25% projected 2000 earnings growth versus 25x for 9% earnings growth for the S&P Stock Index 500. Despite absolute valuation concerns, we believe that the best relative investment opportunity is to stay with our long portfolio positions which provide strong relative earnings growth (three times the market's growth rate) for only a reasonable 25% premium to the market's valuation. Our rigorous bottom-up, company specific research process is especially important in today's environment where companies with disappointing fundamentals are treated harshly by the market. Our specific strategy ignores the media hype toward "new/old" stocks and concentrates on identifying strong fundamentals on a company by company basis in the "real" economy.

Quarterly Distribution

The Fund distributes to its shareholders an amount equal to 2.5% of the Fund's total net assets as of the beginning of each of the first three quarters of the calendar year. With respect to the fourth quarter, an amount equal to at least 2.5% of the total net assets is distributed to shareholders. If these distributions exceed the Fund's aggregate net investment income and net realized capital gains with respect to a given year, the difference will generally con-


--------------------------------------------------------------------------------
4 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

stitute a tax-free return of capital to shareholders.

Thank you for your continued interest in Alliance All-Market Advantage Fund. We look forward to reporting to you again on market activity and the Fund's investment results in the coming periods.

Sincerely,


/s/ John D. Carifa
John D. Carifa
Chairman and President


/s/ Alfred Harrison
Alfred Harrison
Senior Vice President


/s/ Michael J. Reilly
Michael J. Reilly
Vice President

--------------------------------------------------------------------------------
[PHOTO OMITTED] John D. Carifa

[PHOTO OMITTED] Alfred Harrison

[PHOTO OMITTED] Michael J. Reilly

Portfolio managers, Alfred Harrison and Michael J. Reilly, have 49 years of combined investment experience.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                          ALLIANCE ALL-MARKET ADVANTAGE FUND o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE ALL-MARKET ADVANTAGE FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 3/31

                                [GRAPHIC OMITTED]

   [The following table was depicted as a bar chart in the printed material.]

          Alliance All-Market Advantage Fund--Yearly Periods Ended 3/31
--------------------------------------------------------------------------------
                                Alliance All-Market             Russell 1000
                                  Advantage Fund             Growth Stock Index
--------------------------------------------------------------------------------
3/31/95*                               4.94%                        7.80%
3/31/96                               28.76%                       31.98%
3/31/97                               18.56%                       17.48%
3/31/98                               71.66%                       49.46%
3/31/99                               43.00%                       28.11%
3/31/00                               25.70%                       34.12%

Past performance is no guarantee of future results. The Fund's investment results represent total returns and are based on the net asset value. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the periods shown. The S&P 500 Stock Index is an unmanaged index of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. The Russell 1000 Growth Stock Index consists of 1000 of the largest stocks representing approximately 87% of the U.S. equity market. The indices reflect no fees or expenses. An investor cannot invest directly in the indices, and their results are not indicative of any specific investment, including Alliance All-Market Advantage Fund.

* From inception (11/4/94 for the Fund and 10/31/94 for the Index).


--------------------------------------------------------------------------------
6 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                              ------------------
                                                               PORTFOLIO SUMMARY
                                                              ------------------

PORTFOLIO SUMMARY
March 31, 2000

INCEPTION DATE       PORTFOLIO STATISTICS
(Class A shares)     Assets ($mil): $178.7
11/4/94

      [The following was depicted as a pie chart in the printed material.]

SECTOR BREAKDOWN
o 47.68% Technology
o 18.33% Equity Options
o 18.19% Consumer Services
o  9.31% Finance                                [GRAPHIC OMITTED]
o  2.00% Health care
o  1.91% Multi-industry
o   .42% Consumer Goods
o  2.16% Short-Term

All data as of March 31, 2000. Sector breakdown may vary over time. This breakdown is expressed as a percentage of total investments.


--------------------------------------------------------------------------------
                                          ALLIANCE ALL-MARKET ADVANTAGE FUND o 7

--------------------
TEN LARGEST HOLDINGS
--------------------

TEN LARGEST HOLDINGS
March 31, 2000 (unaudited)

                                                                   Percent of
Company                                             Value          Net Assets
--------------------------------------------------------------------------------
Nokia Corp. ADR (Finland)                     $13,773,650                 7.7%
--------------------------------------------------------------------------------
Intel Corp.                                    12,903,488                 7.2
--------------------------------------------------------------------------------
Cisco Systems, Inc.                            10,050,625                 5.6
--------------------------------------------------------------------------------
Tyco International Ltd.(a)                      8,977,700                 5.0
--------------------------------------------------------------------------------
Dell Computer Corp.                             8,781,025                 4.9
--------------------------------------------------------------------------------
Microsoft Corp.                                 7,915,625                 4.5
--------------------------------------------------------------------------------
Home Depot, Inc.                                7,772,250                 4.4
--------------------------------------------------------------------------------
AT&T Corp.-Liberty Media Group Cl. A.           7,643,250                 4.2
--------------------------------------------------------------------------------
Applied Materials, Inc.                         7,276,100                 4.1
--------------------------------------------------------------------------------
Vodafone Airtouch Plc(a)                        6,734,342                 3.8
--------------------------------------------------------------------------------
                                              $91,828,055                51.4%

(a) Adjusted for market value of call options purchased.


--------------------------------------------------------------------------------
8 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

PORTFOLIO OF INVESTMENTS
March 31, 2000 (unaudited)

Company                                                  Shares     U.S. $ Value
--------------------------------------------------------------------------------

Common Stocks-81.9%

Technology-49.1%
Communication Equipment-12.5%
Corning, Inc. ................................           13,600      $ 2,638,400
EMC Corp.(a) .................................           28,500        3,562,500
Nokia Corp. ADR (Finland) ....................           63,400       13,773,650
Nortel Networks Corp. ........................           13,800        1,738,800
RF MicroDevices, Inc.(a) .....................            5,300          712,188
                                                                     -----------
                                                                      22,425,538
                                                                     -----------
Computer Hardware-5.4%
Dell Computer Corp.(a) .......................          162,800        8,781,025
Lexmark International Group, Inc.(a) .........            8,800          930,600
                                                                     -----------
                                                                       9,711,625
                                                                     -----------
Computer Software-9.3%
Comdisco, Inc.(b) ............................           26,500        1,169,312
i2 Technologies, Inc.(a) .....................            8,100          989,212
Microsoft Corp.(a)(b) ........................           74,500        7,915,625
Network Solutions, Inc.(a) ...................            7,400        1,137,403
Oracle Corp.(a) ..............................           58,400        4,558,850
Veritas Software Corp.(a) ....................            5,900          772,900
                                                                     -----------
                                                                      16,543,302
                                                                     -----------
Internet Content-0.5%
eBay, Inc.(a) ................................            5,000          880,000
                                                                     -----------

Networking Software-8.1%
Cisco Systems, Inc.(a)(b) ....................          130,000       10,050,625
E-Tek Dynamics, Inc.(a) ......................            8,200        1,929,050
Foundry Networks, Inc.(a) ....................            4,200          603,750
Juniper Networks, Inc.(a) ....................            3,600          948,825
PSINet, Inc.(a) ..............................           28,600          972,847
                                                                     -----------
                                                                      14,505,097
                                                                     -----------
Semiconductor Capital Equipment-4.1%
Applied Materials, Inc.(a)(b) ................           77,200        7,276,100
                                                                     -----------

Semiconductor Components-9.2%
Intel Corp.(b) ...............................           97,800       12,903,488
Micron Technology, Inc. ......................            5,500          693,000
PMC-Sierra, Inc.(a) ..........................            5,300        1,079,544
Texas Instruments, Inc.(b) ...................           10,800        1,728,000
                                                                     -----------
                                                                      16,404,032
                                                                     -----------
                                                                      87,745,694
                                                                     -----------


--------------------------------------------------------------------------------
                                          ALLIANCE ALL-MARKET ADVANTAGE FUND o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

Company                                                  Shares     U.S. $ Value
--------------------------------------------------------------------------------
Consumer Services-18.7%
Broadcasting & Cable-10.4%
AMFM, Inc.(a)(b) ...............................          33,300     $ 2,068,762
AT&T Corp. - Liberty Media Group Cl. A(a) ......         129,000       7,643,250
CBS Corp.(a)(b) ................................          27,000       1,528,875
Clear Channel Communications(a)(b) .............          19,800       1,367,438
Four Media Co.(a) ..............................          29,000         447,688
Vodafone Airtouch PLC ..........................         619,128       3,454,917
Vodafone Airtouch PLC-SP ADR
   (United Kingdom) ............................          37,200       2,066,925
                                                                     -----------
                                                                      18,577,855
                                                                     -----------
Retail - General Merchandise-8.3%
Costco Wholesale Corp.(a) ......................          43,400       2,281,212
Gap, Inc. ......................................          18,000         896,625
Home Depot, Inc. ...............................         120,500       7,772,250
Kohl's Corp.(a)(b) .............................          31,200       3,198,000
Target Corp. ...................................          10,000         747,500
                                                                     -----------
                                                                      14,895,587
                                                                     -----------
                                                                      33,473,442
                                                                     -----------
Finance-9.6%
Banking - Money Center-3.2%
Citigroup, Inc. ................................          96,750       5,738,484
                                                                     -----------

Brokerage & Money Management-2.5%
Goldman Sachs Group, Inc. ......................          11,000       1,156,375
Morgan Stanley Dean Witter & Co. ...............          40,600       3,311,438
                                                                     -----------
                                                                       4,467,813
                                                                     -----------
Mortgage Banking-0.9%
Fannie Mae Corp.(b) ............................          27,000       1,523,812
                                                                     -----------

Miscellaneous-3.0%
Associates First Capital Corp. Cl. A.(b) .......          81,800       1,753,587
MBNA Corp.(b) ..................................         143,225       3,652,238
                                                                     -----------
                                                                       5,405,825
                                                                     -----------
                                                                      17,135,934
                                                                     -----------

Healthcare-2.1%
Drugs-1.4%
Bristol-Myers Squibb Co.(b) ....................           7,000         404,250
Pfizer, Inc. ...................................          51,100       1,868,344
Schering-Plough Corp. ..........................           5,000         183,750
                                                                     -----------
                                                                       2,456,344
                                                                     -----------
Medical Products-0.7%
Medtronic, Inc.(b) .............................          23,800       1,224,212
                                                                     -----------
                                                                       3,680,556
                                                                     -----------


--------------------------------------------------------------------------------
10 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                    Shares or
Company                                           Contracts(c)      U.S. $ Value
--------------------------------------------------------------------------------

Multi-Industry-2.0%
Capital Goods-2.0%
Tyco International Ltd. ..........................     70,400       $  3,511,200
                                                                    ------------

Consumer Goods-0.4%
Electrical Equipment-0.4%
General Electric Co. .............................      5,000            775,938
                                                                    ------------

Total Common Stocks
   (cost $79,732,050) ............................                   146,322,764
                                                                    ------------

Call Options Purchased-18.9%(a)
American International Group
   expiring Jan '01 @ $56(d) .....................        150          1,061,719
Bristol-Myers Squibb Co.
   expiring Jan '01 @ $35 ........................        200            515,000
Colgate-Palmolive Co.
   expiring Jan '01 @ $30 ........................        120            342,000
General Electric Co.
   expiring Jan '01 @ $60 ........................         40            390,000
Lowe's Cos., Inc.
   expiring Jan '01 @ $30 ........................        640          2,048,000
MBNA Corp.
   expiring Jan '01 @ $15 ........................      2,242          2,578,300
Mediaone Group
   expiring Apr '00 @ $50 ........................        775          2,412,188
Merrill Lynch & Co., Inc.
   expiring Jan '01 @ $45 ........................        175          1,082,812
Morgan Stanley Dean Witter & Co.
   expiring Jan '01 @ $25 ........................        100            571,250
   expiring Jan '01 @ $35 ........................        200            960,000
Schering-Plough Corp.
   expiring Jan '01 @ $20 ........................      1,600          2,920,000
Sprint Corp.
   expiring Jan '01 @ $37.50 .....................        575          1,602,812
Target Corp.
   expiring Jan '01 @ $35 ........................        200            837,500
Time Warner, Inc.
   expiring Jan '01 @ $35 ........................        250          1,671,875
   expiring Jan '01 @ $40 ........................        370          2,270,875
Tyco International Ltd.
   expiring Jan '01 @ $15 ........................      1,225          4,379,375
   expiring Jan '01 @ $25 ........................        390          1,087,125
United Technologies Corp.
   expiring Jan '01 @ $35 ........................        525          1,535,625
Vodafone Airtouch PLC
   expiring Jan '01 @ $35 ........................        500          1,212,500
Wal-Mart Stores, Inc.
   expiring Jan '01 @ $35 ........................        400            930,000


--------------------------------------------------------------------------------
                                         ALLIANCE ALL-MARKET ADVANTAGE FUND o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                              Contracts(c) or
                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
--------------------------------------------------------------------------------

Warner - Lambert Co.
   expiring Jan '01 @ $60 ........................        820     $   3,321,000
                                                                  -------------

Total Call Options Purchased
   (cost $30,586,877) ............................                   33,729,956
                                                                  -------------

Short Term Investment-2.2%
Commercial Paper-2.2%
Prudential Funding Corp.
   5.78%, 4/03/00
   (amortized cost $3,969,000) ...................     $3,969         3,969,000
                                                                  -------------

Total Investments-103.0%
   (cost $114,287,927) ...........................                  184,021,720
                                                                  -------------

Call Options Written-(0.9%)(a)
Chicago Board Options Exchange
   NASDAQ 100 Index
   expiring Apr '00 @ $4,200 .....................         15          (490,500)
   expiring Apr '00 @ $4,380 .....................         10          (221,250)
Standard & Poor's 500 Index
   expiring Apr '00 @ $1,375 .....................         15          (195,000)
   expiring Apr '00 @ $1,475 .....................         45          (238,500)
   expiring Apr '00 @ $1,495 .....................         30          (126,000)
   expiring Apr '00 @ $1,500 .....................         30           (99,000)
   expiring Apr '00 @ $1,525 .....................         60          (138,000)
   expiring Apr '00 @ $1,550 .....................         30           (40,500)
                                                                  -------------

Total Call Options Written
   (premiums received $1,501,495) ................                   (1,548,750)
                                                                  -------------
Total Investments, Net Of Outstanding
   Call Options Written-102.1%
   (cost $112,786,432) ...........................                  182,472,970
Other assets less liabilities-(2.1%) .............                   (3,776,133)
                                                                  -------------

Net Assets-100% ..................................                $ 178,696,837
                                                                  =============

(a)   Non-income producing security.
(b) Securities, or a portion thereof, have been segregated to collateralize open options written. This collateral has a total market value of approximately $53,545,506.
(c)   One contract relates to 100 shares unless otherwise indicated.
(d)   One contract relates to 125 shares.
      Glossary:
      ADR - American Depository Receipt.
      See notes to financial statements.


--------------------------------------------------------------------------------
12 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

STATEMENT OF ASSETS & LIABILITIES
March 31, 2000 (unaudited)

Assets
Investments in securities, at value (cost $114,287,927) ......    $ 184,021,720
Cash .........................................................              455
Receivable for investment securities sold ....................        4,793,716
Dividends receivable .........................................           64,482
Other assets .................................................            9,998
                                                                  -------------
Total assets .................................................      188,890,371
                                                                  -------------
Liabilities
Outstanding call options written at value (premiums
   received $1,501,495) ......................................        1,548,750
Dividend payable .............................................        4,298,023
Payable for investment securities purchased ..................        3,966,949
Advisory fee payable .........................................           71,730
Accrued expenses and other liabilities .......................          308,082
                                                                  -------------
Total liabilities ............................................       10,193,534
                                                                  -------------
Net Assets ...................................................    $ 178,696,837
                                                                  =============
Composition of Net Assets
Capital stock, at par ........................................    $      35,727
Additional paid-in capital ...................................       91,637,968
Accumulated net investment loss ..............................       (1,414,198)
Accumulated net realized gain on investment transactions .....       18,750,802
Net unrealized appreciation of investments and
   options written ...........................................       69,686,538
                                                                  -------------
                                                                  $ 178,696,837
                                                                  =============
Net Asset Value Per Share (based on 3,572,754
   shares outstanding) .......................................    $       50.02
                                                                  =============

See notes to financial statements.


--------------------------------------------------------------------------------
                                         ALLIANCE ALL-MARKET ADVANTAGE FUND o 13

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS
Six Months Ended March 31, 2000 (unaudited)

Investment Income
Dividends (net of foreign tax
   withheld of $8,883) ..............................  $  262,558
Interest ............................................      78,603   $   341,161
                                                       ----------
Expenses
Advisory fee ........................................   1,306,504
Administrative ......................................     175,662
Shareholder servicing ...............................      83,423
Custodian ...........................................      72,770
Audit and legal .....................................      47,109
Printing ............................................      31,922
Directors' fees and expenses ........................      18,655
Transfer agency .....................................      10,128
Amortization of organization expenses ...............         392
Miscellaneous .......................................       2,507
                                                       ----------
Total expenses before interest ......................   1,749,072
Interest expense on short sales .....................       6,287
                                                       ----------
Total expenses ......................................                 1,755,359
                                                                    -----------
Net investment loss .................................                (1,414,198)
                                                                    -----------
Realized and Unrealized Gain
on Investments and Foreign Currency
Transactions
Net realized gain on long transactions ..............                28,669,382
Net realized gain on short sale transaction .........                   230,953
Net realized gain on written option
   transaction ......................................                   109,884
Net realized gain on foreign currency
   transactions .....................................                     5,391
Net change in unrealized
   appreciation/depreciation of
   investments and options written ..................                18,534,354
                                                                    -----------
Net gain on investments .............................                47,549,964
                                                                    -----------
Net Increase in Net Assets
   from Operations ..................................               $46,135,766
                                                                    ===========

See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                Six Months Ended    Year Ended
                                                 March 31, 2000    September 30,
                                                  (unaudited)          1999
                                                ----------------  -------------

Increase (Decrease) in Net Assets
from Operations
Net investment loss ..........................   $  (1,414,198)   $  (2,320,637)
Net realized gain on investment, short sale,
   written option and foreign currency
   transactions ..............................      29,015,610       23,897,629

Net change in unrealized
   appreciation/depreciation of
   investments and options written ...........      18,534,354       17,182,666
                                                 -------------    -------------
Net increase in net assets from operations ...      46,135,766       38,759,658
Distributions to Shareholders from:
Net realized gain on investment ..............     (17,957,733)     (11,970,696)
Common Stock Transactions
Reinvestment of dividends resulting in
   issuance of common stock ..................              -0-         274,154
Proceeds from sale of shares of common
   stock in rights offering ..................              -0-      41,903,669
                                                 -------------    -------------
Total increase ...............................      28,178,033       68,966,785
Net Assets
Beginning of year ............................     150,518,804       81,552,019
                                                 -------------    -------------
End of period ................................   $ 178,696,837    $ 150,518,804
                                                 =============    =============

See notes to financial statements.


--------------------------------------------------------------------------------
                                         ALLIANCE ALL-MARKET ADVANTAGE FUND o 15

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
March 31, 2000 (unaudited)

NOTE A
Significant Accounting Policies

Alliance All-Market Advantage Fund, Inc. (the "Fund") was incorporated under the laws of the state of Maryland on August 16, 1994 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on the Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on the Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provision for federal income or excise taxes is required.

3. Organization Expenses

Organization expenses of approximately $20,000 had been deferred and fully amortized on a straight-line basis through November, 1999.

4. Investment Income and Investment Transactions

Dividend income (or expense on securities sold short) is recorded on the ex-dividend date. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis.


--------------------------------------------------------------------------------
16 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B
Advisory, Administrative Fees and Other Affiliated Transactions

Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Investment Adviser") a monthly fee at an annualized rate of 1.50% of the Fund's average weekly net assets (the "Basic Fee") and an adjustment to the Basic Fee based upon the investment performance of the Fund in relation to the investment record of the Russell 1000 Growth Index for certain prescribed periods. During the six months ended March 31, 2000, the fee as adjusted, amounted to 1.64% of the Fund's average net assets.

Under the terms of an Administrative Agreement, the Fund pays its Administrator, Alliance Capital Management L.P., a monthly fee equal to the annualized rate of
 .25 of 1% of the Fund's average weekly net assets. The Administrator provides administrative functions to the Fund as well as other clerical services. The Administrator also prepares financial and regulatory reports for the Fund.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Investment Adviser, the Fund reimburses AFS for costs relating to servicing phone inquiries for the Fund. The Fund reimbursed AFS $1,140 during the six months ended March 31, 2000.

Under terms of a Shareholder Servicing Agreement, the Fund pays its Shareholder Servicing Agent, Paine Webber Inc. a quarterly fee equal to the annualized rate of .10 of 1% of the Fund's average weekly net assets.

Brokerage commissions paid on investment transactions for the six months ended March 31, 2000 amounted to $225,755, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser, nor to DLJ directly.

NOTE C
Investment Transactions

Purchases and sales of investment securities (excluding short-term investments, short-term options, and U.S. government securities) aggregated $126,737,363 and $128,857,560, respectively, for the six months ended March 31, 2000. There were no purchases or sales of U.S. government or government agency obligations for the six months ended March 31, 2000.


--------------------------------------------------------------------------------
                                         ALLIANCE ALL-MARKET ADVANTAGE FUND o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

At March 31, 2000, the cost of investments for federal income tax purposes was $114,287,927. Accordingly, gross unrealized appreciation of investments was $73,952,759 and gross unrealized depreciation of investments was $4,266,221 resulting in net unrealized appreciation of $69,686,538.

1. Options Transactions

The Fund purchases and writes (sells) options on market indices and covered put and call options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and any change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written.

Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. In writing covered options, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security at a price different from the current market value. Losses from written market index options may be unlimited.


--------------------------------------------------------------------------------
18 o ALLIANCE ALL-MARKET ADVANTAGE FUND

Transactions in options written for the six months ended March 31, 2000 were as follows:

                                                     Number          Premiums
                                                  of Contracts       Received
                                                  ------------     ------------
Options outstanding at beginning of year .....             335     $    715,376
Options written ..............................           4,530       14,203,181
Options terminated in closing purchase
   transactions ..............................          (4,530)     (13,307,179)
Option expired ...............................            (100)        (109,883)
                                                  ------------     ------------
Options outstanding at March 31, 2000 ........             235     $  1,501,495
                                                  ------------     ------------

2. Securities Sold Short

The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of replacement. The Fund's obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. In addition, the Fund will consider the short sale to be a borrowing by the Fund that is subject to the asset coverage requirements of the 1940 Act. Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases can not exceed the total amount invested. The Fund is currently paying an interest expense of 7.50% to the prospective brokers on the market value of the short sales.

NOTE D
Capital Stock

There are 300,000,000 shares of $.01 par value common stock authorized. During the six months ended March 31, 2000, there were no shares issued in connection with the Fund's dividend reinvestment plan.


--------------------------------------------------------------------------------
                                         ALLIANCE ALL-MARKET ADVANTAGE FUND o 19

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                     Six Months                                                                         Nov. 4,
                                          Ended                                                                         1994(a)
                                      March 31,                          Year Ended September 30,                            to
                                           2000        --------------------------------------------------------       Sept. 30,
                                     (unaudited)           1999            1998            1997            1996            1995
                                     -----------------------------------------------------------------------------------------------
Net asset value,
   beginning of period ..............  $  42.13        $  32.52        $  33.72        $  22.19        $  23.78          $19.70(b)
                                     -----------------------------------------------------------------------------------------------
Income From Investment
   Operations
Net investment loss .................      (.39)(c)        (.84)(c)        (.77)           (.58)           (.48)           (.09)
Net realized and unrealized gain
   on investment transactions .......     13.31           17.26            4.73           14.40            1.86            5.65
                                     -----------------------------------------------------------------------------------------------
Net increase in net asset value
   from operations ..................     12.92           16.42            3.96           13.82            1.38            5.56
                                     -----------------------------------------------------------------------------------------------
Less: Distributions
Distributions from net
   realized gains ...................     (5.03)          (4.26)          (5.16)          (2.29)          (2.97)          (1.48)
                                     -----------------------------------------------------------------------------------------------
Capital Share Transactions
Dilutive effect of rights offering ..        -0-          (2.41)             -0-             -0-             -0-             -0-
Offering costs charged to
   additional paid-in capital .......        -0-           (.14)             -0-             -0-             -0-             -0-
                                     -----------------------------------------------------------------------------------------------
Total capital share transactions ....        -0-          (2.55)             -0-             -0-             -0-             -0-
                                     -----------------------------------------------------------------------------------------------
Net asset value, end of period ......  $  50.02        $  42.13        $  32.52        $  33.72        $  22.19        $  23.78
                                     -----------------------------------------------------------------------------------------------
Market value, end of period .........  $  41.75        $ 38.688        $ 36.875        $ 31.188        $  19.00        $  19.50
                                     ===============================================================================================
Total Return
Total investment return
   based on:(d)
   Market value .....................     21.32%          15.45%          37.40%          79.27%          13.26%           5.46%
   Net asset value ..................     32.87%          42.20%          12.49%          65.66%           8.10%          28.60%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) ..................  $178,697        $150,519        $ 81,552        $ 84,477        $ 55,582        $ 59,561
Ratio of expenses to average
   net assets .......................      2.10%(e)        2.39%           2.57%           2.48%           2.87%           2.00%(e)
Ratio of expenses to average
   net assets excluding
   interest expense .................      2.10%(e)        2.39%(f)        2.52%(f)        2.43%(f)        2.62%(f)        2.00%(e)
Ratio of net investment loss to
   average net assets ...............     (1.67)%(e)      (1.97)%         (2.18)%         (2.07)%         (2.11)%          (.48)%(e)
Portfolio turnover rate .............        83%            110%             96%            105%            199%            140%

See footnote summary on page 17.


--------------------------------------------------------------------------------
20 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

(a)   Commencement of operations.
(b)   Net of offering costs of $.30.
(c)   Based on average shares outstanding.
(d) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.
(e)   Annualized.
(f)   Net of interest expense on short sales as follows: (see Note C).

                                                 Year Ended September 30,

                                          1999       1998       1997       1996
                                        ----------------------------------------
                                         .003%       .05%       .05%       .25%


--------------------------------------------------------------------------------
                                         ALLIANCE ALL-MARKET ADVANTAGE FUND o 21

----------------------
ADDITIONAL INFORMATION
----------------------

Supplemental Proxy Information

The Annual Meeting of Shareholders of the Alliance All-Market Advantage Fund was held on Tuesday, March 28, 2000. The description of each proposal and number of shares are as follows:

                                                                        Abstain/
                                                          Voted        Authority
                                                            For         Withheld
--------------------------------------------------------------------------------
1. To elect directors:  Class Three Directors
                        (term expires in 2003)
                        John D. Carifa                3,285,669           11,229
                        Ruth Block                    3,285,669           11,229
                        Robert C. White               3,285,669           11,229

                                                                        Abstain/
                                           Voted          Voted        Authority
                                             For        Against         Withheld
--------------------------------------------------------------------------------
2. To ratify the selection of
   PricewaterhouseCoopers
   as the Fund's independent
   auditors for the fiscal year
   ending September 30, 2000           3,329,364         17,649           17,733


--------------------------------------------------------------------------------
22 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

basis point (bp)

One basis point equals 0.01%.

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

consumer price index (CPI)

An index that measures the cost of living. The CPI is published by the U.S. Bureau of Labor Statistics.

equity

Another term for stock.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

large-capitalization or large-cap company

Refers to a company with a relatively large market capitalization.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a Fund's or an investor's investments.


--------------------------------------------------------------------------------
                                         ALLIANCE ALL-MARKET ADVANTAGE FUND o 23

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with over $394 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 28 of the FORTUNE 100 companies and public retirement funds in 33 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 276 investment professionals in 22 investment offices worldwide. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 3/31/00.


--------------------------------------------------------------------------------
24 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                              ------------------
                                                              BOARD OF DIRECTORS
                                                              ------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)
Robert C. White(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Alfred Harrison, Senior Vice President
Thomas J. Bardong, Vice President
John A. Koltes, Vice President
Daniel Nordby, Vice President
Michael J. Reilly, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Administrator

Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, NY 10105

Dividend Paying Agent, Transfer Agent and Registrar

The Bank of New York
101 Barclay Street
New York, NY 10286

Independent Accountants

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036-2798

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

(1)   Member of the Audit Committee.

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

      This report, including the financial statements herein, is transmitted to the shareholders of Alliance All-Market Advantage Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


--------------------------------------------------------------------------------
                                         ALLIANCE ALL-MARKET ADVANTAGE FUND o 25

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Balanced Shares Conservative Investors Fund
Disciplined Value Fund
Growth & Income Fund
Growth Fund
Growth Investors Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Real Estate Investment Fund
Technology Fund
The Alliance Fund
Utility Income Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Premier Portfolio
Technology Portfolio

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Limited Maturity Government Fund
Mortgage Securities Income Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
26 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                  ------------------------------
                                                  SUMMARY OF GENERAL INFORMATION
                                                  ------------------------------

SUMMARY OF GENERAL INFORMATION

Alliance All-Market Advantage Fund

Summary of General Information

Investment Objectives and Policies

The Fund's investment objective is to seek long-term growth of capital through all market conditions. Consistent with the investment style of the Adviser's Large-Cap Growth Group, the Fund will invest in a core portfolio of equity securities (common stocks, securities convertible into common stocks and rights and warrants to subscribe for or purchase common stocks) of large, intensely-researched, high-quality companies that, in the judgement of the Adviser, are likely to achieve superior earnings growth.

Shareholder Information

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers under the designation "AllncAll". The Fund's NYSE trading symbol is "AMO". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's, as well as other newspapers in a table called "Closed-End Funds."

Dividend Reinvestment Plan

All shareholders whose shares are registered in their own names will have all distributions reinvested automatically in additional shares, unless a shareholder elects to receive cash.

Shareholders whose shares are held in the name of a broker or nominee will automatically have distributions reinvested by the broker or nominee in additional shares under the Plan, unless the automatic reinvestment service is not provided by the particular broker or nominee or the Shareholder elects to receive distributions in cash.

The Plan provides you with a convenient way to reinvest your dividends and capital gains in additional shares of the Fund, thereby enabling you to compound your returns from the Fund.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call The Bank of New York at 1-800-432-8224.


--------------------------------------------------------------------------------
                                         ALLIANCE ALL-MARKET ADVANTAGE FUND o 27

NOTES


--------------------------------------------------------------------------------
28 o ALLIANCE ALL-MARKET ADVANTAGE FUND

Alliance All-Market Advantage Fund                               ---------------
1345 Avenue of the Americas                                         BULK RATE
New York, NY 10105                                                U.S. POSTAGE
                                                                      PAID
                                                                  New York, NY
                                                                 Permit No. 7131
                                                                 ---------------

Alliance Capital [LOGO]
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

AMASR0300